UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 3, 2020

CARDLYTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386		26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
675 Ponce de Leon Avenue NE, Suite 6000	Atlanta	Georgia	30308
(Address of principal executive offices, including zip code)
	(888)	798-5802
(Registrant's telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	NASDAQ
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On March 3, 2020, Cardlytics, Inc. (the “Company”) issued a press release announcing its financial results for the three and twelve months ended December 31, 2019. The Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information included in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Appointment of Lynne M. Laube as Chief Executive Officer
On March 3, 2020, the Company’s board of directors (the “Board”) approved the appointment of Lynne M. Laube as the Company’s Chief Executive Officer, effective May 15, 2020. In connection with Ms. Laube’s appointment as Chief Executive Officer, her annual base salary will increase from $300,000 per year to $400,000 per year, effective May 15, 2020.
Ms. Laube does not have any family relationships with any of the Company’s directors or executive officers, is not a party to any transactions of the type listed in Item 404(a) of Regulation S-K, and was not appointed pursuant to any arrangement or understanding with any other person. Ms. Laube’s biography is contained in the Company’s 2019 Proxy Statement filed with the Securities and Exchange Commission on April 30, 2019 and is incorporated herein by reference.
Board of Directors Changes
In connection with the appointment of Ms. Laube as Chief Executive Officer, on March 3, 2019, the Board also approved the appointment of Scott D. Grimes as Executive Chairman, effective May 15, 2020, relinquishing his roles and responsibilities of Chief Executive Officer to Ms. Laube. In connection with Mr. Grimes’ change from Chief Executive Officer to Executive Chairman, his annual base salary will decrease from $300,000 per year to $240,000 per year, effective May 15, 2020. Mr. Grimes does not have any family relationships with any of the Company’s directors or executive officers, is not a party to any transactions of the type listed in Item 404(a) of Regulation S-K, and was not appointed pursuant to any arrangement or understanding with any other person. Mr. Grimes’ biography is contained in the Company’s 2019 Proxy Statement filed with the Securities and Exchange Commission on April 30, 2019 and is incorporated herein by reference.
The Board also approved the appointment of John V. Balen as the Lead Independent Director, effective May 15, 2020. Both Mr. Grimes and Mr. Balen currently serve as members of the Board.
Appointment of David Evans as Chief Administrative Officer
On March 3, 2020, the Board approved the appointment of David Evans in a new role as the Company’s Chief Administrative Officer, effective March 4, 2020, relinquishing his roles and responsibilities of Chief Financial Officer to Andrew Christiansen. In connection with Mr. Evans’ new role, the Board approved the cancellation of Mr. Evans’ outstanding performance-based restricted stock units that have not yet been achieved and approved the grant of a new restricted stock unit award for 87,500 shares. The restricted stock unit award will vest in full on March 4, 2021, subject to Mr. Evans’ continuous service through such date. If the Company and Mr. Evans mutually determine to end Mr. Evans’ tenure before March 4, 2021, excluding a for cause termination, all unvested performance-based restricted stock units and restricted stock units will vest immediately. Mr. Evans’ biography is contained in the Company’s 2019 Proxy Statement filed with the Securities and Exchange Commission on April 30, 2019 and is incorporated herein by reference.
Appointment of Andrew Christiansen as Chief Financial Officer
On March 3, 2020, the Board approved the appointment of Andrew Christiansen as the Company’s Chief Financial Officer, effective March 4, 2020. In connection with his appointment as Chief Financial Officer, Mr. Christiansen’s annual base salary will increase from $205,000 per year to $280,000 per year, effective March 4, 2020, and his annual target bonus will increase to 75% of his annual base salary.
Andrew Christiansen, age 40, has served as the Company’s Senior Vice President, Controller since April 2018 and served as the Company’s Controller from 2014 to April 2018. Mr. Christiansen holds a B.B.A. and M.Ac. in Accounting from the University of Iowa Tippie College of Business.
Mr. Christiansen does not have any family relationships with any of the Company’s directors or executive officers, is not a party to any transactions of the type listed in Item 404(a) of Regulation S-K, and was not appointed pursuant to any arrangement or understanding with any other person.

ITEM 7.01    REGULATION FD DISCLOSURE
On March 3, 2020, the Company issued a press release announcing the management and Board changes described above. A copy of this press release is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.
In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 and Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
(d)    Exhibits

Exhibit	Exhibit Description
99.1	Press release dated March 3, 2020
99.2	Press release dated March 3, 2020
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date:	March 3, 2020	By:	/s/ David T. Evans
David T. Evans
Chief Financial Officer (Principal Financial and Accounting Officer)